UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2018

GI DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55195	84-1621425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 Congress Street

Boston, MA 02210

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 357-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders

GI Dynamics, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111 on February 27, 2018 EST. Of the Company’s 11,157,489 shares of common stock issued and outstanding and eligible to vote as of the record date of December 31, 2017, a quorum of 7,983,326 shares, or 71.55% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the definitive proxy statement filed with the Securities and Exchange Commission on February 6, 2018. The following actions were taken at the Special Meeting:

Proposal 1 - For the purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.4 and for all other purposes, to ratify the prior issue by the Company of 28,467,063 CHESS Depositary Interests (“CDIs”) (equivalent to 569,341 shares of common stock of the Company (“Shares”)) in the capital of the Company with an issue price of A$0.035 per CDI under a private placement to select sophisticated and professional investors in Australia and the United States on the terms and conditions set out in the accompanying proxy statement . This proposal was approved.

For	Against	Abstained	Broker Non-Vote
7,890,684*	642	0	0

Proposal 2 - For the purposes of ASX Listing Rule 10.11 and for all other purposes, to approve our issue of 27,391,756 CDIs (equivalent to 547,835 Shares) in the capital of GI Dynamics, Inc. with an issue price of A$0.035 per CDI under a private placement to Crystal Amber Fund Limited, an existing shareholder, on the terms and conditions set out in the accompanying proxy statement. This proposal was approved.

For	Against	Abstained	Broker Non-Vote
2,770,577**	642	0	0

Proposal 3 - For the purposes of ASX Listing Rule 10.1 and for all other purposes, to approve our issue of 2,921,800 CDIs (equivalent to 58,436 Shares) in the capital of GI Dynamics, Inc. with an issue price of A$0.035 per CDI under a private placement to Timothy J. Barberich, one of our non-executive directors, on the terms and conditions set out in the accompanying proxy statement. This proposal was approved.

For	Against	Abstained	Broker Non-Vote
7,979,053	4,273	0	0

Proposal 4 - To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 through 3. This proposal was approved.

For	Against	Abstained	Broker Non-Vote
7,977,624	550	5,152	0

*	Of the 7,982,684 votes to approve Proposal 1, 92,000 votes were disregarded because the voting shareholder is an investor in the private placement that is the subject of Proposal 1.
**	Of the 7,982,684 votes to approve Proposal 2, 5,212,107 votes were disregarded because the voting shareholder is Crystal Amber Fund Limited, the existing shareholder whose investment is the subject of Proposal 2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GI DYNAMICS, INC.

Dated: March 5, 2018	/s/ Houry Youssoufian
Houry Youssoufian
VP Finance and Secretary